Merger Accounting (FY)	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Merger Accounting
3. Merger Accounting
On December 22, 2020, the Company completed its merger with PTI. Based on the Exchange Ratio, immediately following the Merger, former PTI stockholders, PTI option holders and other persons holding securities or other rights directly or indirectly convertible, exercisable or exchangeable for PTI Common Stock owned approximately 29.7% of the outstanding capital stock of the combined organization, and the former Yumanity stockholders, Yumanity option holders and other persons holding securities or other rights directly or indirectly convertible, exercisable or exchangeable for Yumanity Common Stock owned approximately 70.3% of the outstanding capital stock of the combined organization. At the closing of the Merger, all shares of Yumanity Common Stock were exchanged for an aggregate of 6,024,433 shares of PTI Common Stock.
The total purchase price paid in the Merger, including certain transaction costs, has been allocated to the tangible and intangible assets acquired and liabilities assumed of PTI based on their relative fair values as of the completion of the Merger. Transaction costs primarily included bank fees and professional fees associated with legal counsel, auditors and printers. The following summarizes the purchase price paid in the Merger (in thousands, except share and per share amounts):
Number of shares owned by Proteostasis stockholders(1)	2,708,537
Multiplied by fair value per share of Proteostasis common stock(2)	$22.20
Fair value of shares of combined organization owned by Proteostasis Stockholders	$60,130
Fair value of Proteostasis stock options assumed in Merger(3)	471
Transaction costs	2,689
Total purchase price	$63,290

(1)
The number of shares represents 2,609,489 shares of PTI common stock outstanding as of December 22, 2020, plus 25,719 shares issued for the settlement of severance obligations and 21,739 shares issued as compensation for investment banking fees related to the Merger. Additionally, 51,590 shares of restricted stock units were issued as compensation for two consultants hired by PTI. The number of shares reflects the impact of the Reverse Stock Split.

(2)	Based on the last reported sale price of PTI common stock on the Nasdaq Global Market on December 22, 2020, the closing date of the Merger, and after giving effect to the Reverse Stock Split.
(3)	Represents the fair value of the PTI options to purchase 194,550 shares of common stock outstanding at the time of the Merger.
The purchase price for the Merger was allocated to the net assets acquired on the basis of relative fair values. The following summarizes the allocation of the purchase price to the net tangible and intangible assets acquired (in thousands):
Cash and cash equivalents	$35,111
Prepaid expenses and other current assets	703
Assets held-for-sale	250
Property and equipment, net	290
In-process research and development	28,336
Operating lease right-of-use assets	15,166
Restricted cash	828
Current liabilities	(7,171)
Operating lease liabilities	(10,223)
Total purchase price	$63,290
The acquired in-process research and development asset relates to two lead product candidates for the treatment of cystic fibrosis. Due to the stage of development of these assets at the date of acquisition, significant risk remained and it was not yet probable that there was future economic benefit from these assets. Absent successful clinical results and regulatory approval for the assets, there was no alternative future use associated with the assets. Accordingly, the value of the assets were expensed in the consolidated statements of operations for the year ended December 31, 2020.